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                          VAN KAMPEN TAX-EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                    SUPPLEMENT DATED JANUARY 25, 2008 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED MARCH 30, 2007,
 AS PREVIOUSLY SUPPLEMENTED ON MARCH 30, 2007, AUGUST 24, 2007, OCTOBER 3, 2007
                             AND NOVEMBER 20, 2007
                             AND THE CLASS I SHARES
                        PROSPECTUS DATED MARCH 30, 2007,
                 AS PREVIOUSLY SUPPLEMENTED ON MARCH 30, 2007,
                      AUGUST 24, 2007 AND OCTOBER 3, 2007

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     Effective January 28, 2008, Van Kampen High Yield Municipal Fund will reopen to new investors. All requirements and conditions for the purchase of shares as described in the Fund's Prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   HYMSPT3  1/08